CSFB 04-1

Group 7

Pay rules

1.

Pay the NAS priority amount to the 7N1.

2.

Pay sequentially as follows:

a.

Pay the 7FL1 and 7S1 thru 7S7 pro-rata until retired.

b.

Pay the 7S8 until retired.

3.

Pay the 7N1until retired.

Notes

Pxing Speed = 125 PSA.

NAS bonds = 7N1  standard 60 mo lockout.

IO = 7IO1 = 50/575 x (7FL1 and 7S1 thru 7S7 Balances)

Floaters:

Initial Libor – 1.10%, All 0 day delay

7FL1 – 1ML + 0.40%, 8.00% Cap, 0.40% Floor, Initial Coupon – 1.50%

Inverse IO:

Initial Libor – 1.10%, All 0 day delay

7IN1 – 7.60 – 1ML, 0% Floor, 7.6% Cap, Initial Coupon – 6.50%

Settlement = 02/27